Leases (Details) - Schedule of supplemental balance sheet information related to operating leases $ in Thousands	Dec. 31, 2022 USD ($)
Schedule Of Supplemental Balance Sheet Information Related To Operating Leases [Abstract]
Operating lease right-of-use assets	$ 3,824
Current maturities of operating leases	1,811
Non-current operating leases	1,624
Total operating lease liabilities	$ 3,435
Weighted average remaining lease term (years)	2 years
Weighted annual average discount rate	13.09%